Exhibit 10.1

AMENDMENT AND CONFIRMATION AGREEMENT

This AMENDMENT AND CONFIRMATION AGREEMENT (this “Agreement”) is made and entered into as of March 30, 2010, by and among ATLANTIC TELE-NETWORK, INC., a Delaware corporation (“Borrower”), each of the subsidiaries of Borrower identified as guarantors on the signature pages hereto (individually, a “Guarantor” and, collectively, the “Guarantors”; and together with Borrower, individually a “Loan Party” and, collectively, the “Loan Parties”), COBANK, ACB, as Administrative Agent (“Administrative Agent”), and each of the financial institutions executing this Agreement and identified as a Lender on the signature pages hereto (the “Lenders”).

RECITALS

WHEREAS, the Borrower, the Guarantors and the Lenders have entered into that certain Amended and Restated Credit Agreement, dated as of January 20, 2010 (as amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Lenders, in their collective capacity as Requisite Lenders under the Credit Agreement, have agreed to extend the availability of the Term Loan B under the Credit Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Agreement, each of the Borrower, the Guarantors and the Lenders party hereto hereby agrees as follows:

SECTION 1.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

SECTION 2.  Amendments to Credit Agreement. In reliance on the representations and warranties of the Borrower and the Guarantors contained in this Agreement and in connection with the request of the Borrower for such amendment, and subject to the effectiveness of this Agreement as described below, the Credit Agreement is hereby amended as set forth below.

(A)          Subsection 2.2.  Subsection 2.2 of the Credit Agreement is hereby amended by deleting the words “, and will cause their Subsidiaries, to” where such words appear in the third to last sentence thereof, and by adding the words “of the Loan Parties” after the words “all insurance policies” in the final sentence thereof.

(B)          Subsection 2.12.  Subsection 2.12 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Subsection.

Notwithstanding the above, so long as any Partnership is not wholly-owned directly or indirectly by the Loan Parties, such Partnership shall not be required to execute and deliver to Administrative Agent a Joinder Agreement.

(C)          Subsection 10.1. The definition of “Term Loan B Availability Expiration Date” in Subsection 10.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term Loan B Availability Expiration Date” means April 30, 2010.

SECTION 3.  Notwithstanding that consent to the same may not be required by the Credit Agreement, each of the Administrative Agent and the Lenders party hereto consents to  the changes to the Verizon Acquisition Documentation set forth in the form of the Transition Services Agreement forwarded to the Administrative Agent on March 25, 2010.

SECTION 4.  Pursuant to Subsection 3.6 of the Credit Agreement, the Borrower is required to provide 10 days prior notice of and a copy thereof or documentation relating to any merger, consolidation, dissolution, liquidation or amalgations permitted under Subsection 3.6(B) or (C) to the Administrative Agent.  The Borrower has advised the Administrative Agent that it may elect to merge Adams Divestiture Company LLC with or dissolve Adams Divestiture Company LLC into another Loan Party on the Initial Funding Date or within 5 Business Days of the Initial Funding Date.  The Borrower has requested that if it elects to so merge or dissolve Adams Divestiture Company LLC it be permitted to provide the required notice and copies or documentation on the Initial Funding Date or such Business Day rather than 10 days prior to such date.  In reliance on the representations and warranties of the Borrower and the Guarantors contained in this Agreement and in connection with the request of the Borrower for such consent, and subject to the effectiveness of this Agreement as described below, the Lenders party hereto so consent, provided however, such consent shall not apply if such merger or dissolution occurs more than five Business Days after the Initial Funding Date.

SECTION 5.  This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.  Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and the Loan Documents shall remain in full force and effect.

SECTION 6.  Each of the Loan Parties hereby represents and warrants to the Lenders as follows:

(A)          Such Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms.  This Agreement has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

(B)          The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

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(1)            require any Governmental Approval or violate any Applicable Law relating to such Loan Party;

(2)            conflict with, result in a breach of or constitute a default under the organizational documents of such Loan Party, any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any Governmental Approval relating to it; or

(3)            result in or require the creation or imposition of any Lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such Loan Party.

(C)          The representations and warranties of such Loan Party set forth in the Loan Documents are true and correct as of the date hereof as if made on the date hereof.

(D)          No Event of Default under the Loan Documents has occurred and is continuing as of this date.

SECTION 7.  The Borrower hereby confirms and agrees that (a) each Security Document is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement.

SECTION 8.  Each of the Guarantors hereby confirms and agrees that (a) its guarantee contained in the Credit Agreement and each Security Document to which it is a party is and shall continue to be in full force and effect, and (b) the obligations guaranteed or secured by each such applicable document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement.

SECTION 9.  This Agreement shall be effective only upon receipt by the Administrative Agent of an execution counterpart hereto signed by the Borrower, each Guarantor, and the Requisite Lenders.

SECTION 10.  The Borrower agrees to pay to the Administrative Agent, on demand, all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel retained by the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and all other instruments and documents contemplated hereby.

SECTION 11.  This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement.

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SECTION 12.  This Agreement shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement, including the governing law provisions thereof.

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Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER:
ATLANTIC TELE-NETWORK, INC.

/s/ Justin D. Benincasa
Justin D. Benincasa, Chief Financial Officer

GUARANTORS:
COMMNET WIRELESS, LLC
COMMNET FOUR CORNERS, LLC
COMMNET MIDWEST, LLC
COMMNET OF ARIZONA, L.L.C.
GILA COUNTY WIRELESS, LLC
EXCOMM, L.L.C.
SOVERNET HOLDING CORPORATION
COMMNET OF NEVADA, LLC
TISDALE TELEPHONE COMPANY, LLC
COMMNET NV, LLC
COMMNET OF TEXAS, LLC
ALLIED WIRELESS
COMMUNICATIONS CORPORATION
CHOICE COMMUNICATIONS, LLC

/s/ Justin D. Benincasa
Justin D. Benincasa, Treasurer

SOVERNET, INC.
NATIONAL MOBILE
COMMUNICATIONS CORPORATION

/s/ Justin D. Benincasa
Justin D. Benincasa, Chief Financial Officer

SAL SPECTRUM LLC
By: Atlantic Tele-Network, Inc., its Sole Member

/s/ Justin D. Benincasa
Justin D. Benincasa, Chief Financial Officer

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COBANK, ACB, as Administrative Agent and as a Lender

By:	/s/ Andy Smith
Andy Smith
Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ John B. Desmond
John B. Desmond
Senior Vice President

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BANCO POPULAR DE PUERTO RICO, as a Lender

By:	/s/ Ian S. Smith
Ian S. Smith
Vice President

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BROWN BROTHERS HARRIMAN & CO., as a Lender

By:	/s/ Scott Meves
Scott Meves
Senior Vice President

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Enrique Landaeta
Enrique Landaeta
Vice President

By:	/s/ Marguerite Sutton
Marguerite Sutton
Director

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FIFTH THIRD BANK, as a Lender

By:	/s/ Valerie Schanzer
Valerie Schanzer
Vice President

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RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Joseph A. Ciccolini
Joseph A. Ciccolini
Vice President — Senior Corporate Banker

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UNION BANK, N.A., as a Lender

By:	/s/ Richard Vian
Richard Vian
Vice President

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, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:
Name:
Title: